THE BISYS GROUP, INC.
AMENDMENT NO. 1 AND CONSENT NO. 2
Exhibit 10.1
BISYS 2005 Annual Incentive Compensation Awards
for Named Executive Officers
The table below reflects the annual incentive compensation awards in respect of the fiscal year ended June 30, 2005 for each of the executive officers of The BISYS Group, Inc. (the “Company”) that the Company has determined will be named in the summary compensation table in its 2005 Proxy Statement (the “Named Executive Officers”).

Name and Position	Incentive Compensation
Russell P. Fradin, President and Chief Executive Officer	$600,000
James L. Fox (1), Former Chief Financial Officer	$294,000
J. Robert Jones, Executive Vice President- Business Development	$234,300
John M. Howard, Executive Vice President- Insurance Services	$235,000
William J. Tomko (2), Former Executive Vice President	$195,000

(1)	Mr. Fox ceased to be an executive officer of the Company effective August 15, 2005.

(2)	Mr. Tomko ceased to be an executive officer of the Company effective June 8, 2005.